                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ARONEX PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                 [LOGO OF ARONEX PHARMACEUTICALS APPEARS HERE]

                           3400 RESEARCH FOREST DRIVE
                        THE WOODLANDS, TEXAS 77381-4223



                                 April 4, 1997



TO OUR STOCKHOLDERS:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Aronex Pharmaceuticals, Inc. to be held on Wednesday, May 14, 1997, at 1:30 p.m., local time, in the Oak Room of The Woodlands Executive Conference Center, 2301 North Millbend Drive, The Woodlands, Texas. A Notice of the Annual Meeting, Proxy Statement and form of proxy are enclosed with this letter.

     We encourage you to read the Notice of the Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in the Company's business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope.

      We look forward to seeing you on May 14, 1997.


                                         Sincerely,

                                         /s/ JAMES M. CHUBB

                                         James M. Chubb
                                         President

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 1997


To the Stockholders of Aronex Pharmaceuticals, Inc.:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Aronex Pharmaceuticals, Inc. (the "Company") will be held on Wednesday, May 14, 1997, at 1:30 p.m., local time, in the Oak Room of The Woodlands Executive Conference Center, 2301 North Millbend Drive, The Woodlands, Texas, for the following purposes:

     1. To elect two Class II directors of the Company, each to serve until the Company's 2000 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

     2. To vote upon a proposal to amend and restate the Aronex Pharmaceuticals, Inc. Amended and Restated 1989 Stock Option Plan;

     3. To vote upon a proposal to amend and restate the Aronex Pharmaceuticals, Inc. Amended and Restated 1993 Non-Employee Director Stock Option Plan;

     4. To vote upon a proposal to approve the Aronex Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan;

     5. To vote upon a proposal to amend the Company's Restated Certificate of Incorporation, as amended, to reduce the number of authorized shares of the Company's common stock and preferred stock;

     6. To ratify and approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for its fiscal year ending December 31, 1997; and

     7. To act upon such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on March 31, 1997 will be entitled to notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. THEREFORE, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Annual Meeting, and wish to do so, you may revoke the proxy and vote in person.

                                    By Order of the Board of Directors,

                                    /s/ TERANCE A. MURNANE

                                    Terance A. Murnane
                                    Secretary

The Woodlands, Texas
April 4, 1997

                          ARONEX PHARMACEUTICALS, INC.
                           3400 RESEARCH FOREST DRIVE
                        THE WOODLANDS, TEXAS 77381-4223

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS


                            TO BE HELD MAY 14, 1997



                    SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of Aronex Pharmaceuticals, Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 14, 1997 (the "Annual Meeting"), at 1:30 p.m., local time, in the Oak Room of The Woodlands Executive Conference Center, 2301 North Millbend Drive, The Woodlands, Texas, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournment(s) of the Annual Meeting. If the accompanying Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, it will be voted in favor of the proposals described in this Proxy Statement. In addition, the Proxy confers discretionary authority to the persons named in the Proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board of Directors is not currently aware of any such other matters.

     Each stockholder of the Company has the unconditional right to revoke his Proxy at any time prior to its exercise, either in person at the Annual Meeting or by written notice to the Company addressed to Secretary, Aronex Pharmaceuticals, Inc., 3400 Research Forest Drive, The Woodlands, Texas 77381-4223. No revocation by written notice will be effective unless such notice has been received by the Secretary of the Company prior to the day of the Annual Meeting or by the inspector of election at the Annual Meeting.

     The principal executive offices of the Company are located at 3400 Research Forest Drive, The Woodlands, Texas 77381-4223. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy are being mailed to the Company's stockholders on or about April 4, 1997.

     In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers and employees of the Company may solicit the return of proxies by mail, personal interview, telephone or telegraph. Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

     All costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, the enclosed form of Proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

                            PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's stockholders will be asked to consider and act upon the following matters:

     1. The election of two Class II directors of the Company, each to serve until the Company's 2000 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

     2. A proposal to amend and restate the Aronex Pharmaceuticals, Inc. Amended and Restated 1989 Stock Option Plan;

     3. A proposal to amend and restate the Aronex Pharmaceuticals, Inc. Amended and Restated 1993 Non-Employee Director Stock Option Plan;

     4. A proposal to approve the Aronex Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan;

     5. A proposal to amend the Company's Restated Certificate of Incorporation, as amended, to reduce the number of authorized shares of the Company's common stock and preferred stock;

     6. A proposal to ratify and approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for its fiscal year ending December 31, 1997; and

     7. Such other business as may properly come before the meeting or any adjournments thereof.


                               QUORUM AND VOTING

     The close of business on March 31, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Annual Meeting and any adjournment(s) thereof. As of the Record Date, the Company had issued and outstanding 14,644,816 shares of Common Stock and no shares of the Company's Preferred Stock, par value $.001 per share.

     Each stockholder of record of Common Stock will be entitled to one vote per share on each matter that is called to vote at the Annual Meeting.

     The presence, either in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. A plurality vote is required for the election of directors. Accordingly, if a quorum is present at the Annual Meeting, the two persons receiving the greatest number of votes will be elected to serve as directors. Withholding authority to vote for a director nominee and broker non-votes in the election of directors will not affect the outcome of the election of directors. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for (i) the approval of the proposal to amend and restate the Aronex Pharmaceuticals, Inc. Amended and Restated 1989 Stock Option Plan; (ii) the approval of the proposal to amend and restate the Aronex Pharmaceuticals, Inc. Amended and Restated 1993 Non-Employee Director Stock Option Plan; (iii) the approval of the proposal to approve the Aronex Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan; and
(iv) the approval of the proposal to amend the Company's Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company's common stock and preferred stock. Since abstentions and broker non-votes are not affirmative votes for such proposal, they will have the same effect as votes against such proposal. All other matters to be voted on will be decided by the vote of the holders of a majority of the shares present or represented at the Annual Meeting and entitled to vote on such matter. On any such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on such vote.

     All Proxies that are properly completed, signed and returned prior to the Annual Meeting will be voted. Any Proxy given by a stockholder may be revoked at any time before it is exercised by the stockholder (i) filing with the Secretary of the Company an instrument revoking it, (ii) executing and returning a Proxy bearing a later date or (iii) attending the Annual Meeting and expressing a desire to vote his shares of Common Stock in person. Votes will be counted by American Stock Transfer & Trust Company, the Company's transfer agent and registrar.


                               PROPOSAL NUMBER 1:
                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation, as amended, provides that the Board of Directors of the Company is divided or "classified," with respect to the time for which they individually hold office, into three classes ("Classes I, II and III"), with each class consisting of, as nearly as possible, one third of the entire Board. The Company's Board of Directors is currently fixed at seven members. Each director is elected to hold office for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected. The current term for Class II Directors will expire at the Annual Meeting. The current terms for Class I and Class III Directors will expire at the 1998 and 1999 Annual Meetings of Stockholders, respectively.

     The Board of Directors has nominated and urges you to vote for the election of the two nominees identified below, who have been nominated to serve as Class II directors for a three-year term or until their successors are duly elected and qualified. Each of the nominees listed below is a member of the Company's present Board of Directors. Proxies solicited hereby will be voted for both nominees unless stockholders specify otherwise in their Proxies.

     If, at the time of or prior to the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the Proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

NOMINEES FOR DIRECTOR

     The two nominees for election as Class II directors and certain additional information with respect to each of them, are as follows:

                                                                    YEAR FIRST
                                                                      BECAME
        NAME                   AGE   POSITION WITH THE COMPANY      A DIRECTOR
        ----                   ---   -------------------------      ----------
Geoffrey F. Cox, Ph.D.          53      Director (Class II)            1994
Gabriel Lopez-Berestein, M.D.   48  Director (Class II) and Chief      1986
                                     Scientific Advisor

     Geoffrey F. Cox, Ph.D. has served as a member of the Board of Directors since January 1994. Dr. Cox joined Genzyme Corporation in 1984, was appointed Managing Director of Genzyme, Ltd. (U.K.) in 1986, Senior Vice President of worldwide manufacturing operations in May 1988 and Executive Vice President in 1996. Dr. Cox has full product line responsibility for the Pharmaceuticals, Diagnostic Products and Genetic Diagnostic Services units of Genzyme. Prior to joining Genzyme, Dr. Cox served as production manager of British Fermentation Products, Ltd., a division of Gist-Brocades N.V., from April 1979 to October 1981 and as plant manager from October 1981 to June 1984.

     Gabriel Lopez-Berestein, M.D., a co-founder of Aronex, has served as a member of the Board of Directors and the Company's Chief Scientific Advisor since January 1988. Dr. Lopez-Berestein is Professor of Medicine and Chief of the Immunobiology and Drug Carriers Section at The University of Texas M.D. Anderson Cancer Center ("MD Anderson"), with which he has been affiliated since 1979. Dr. Lopez-Berestein is the author of over 125 publications in the areas of macrophage research and drug carrier technology. Dr. Lopez-Berestein is also the recipient of a number of grants and awards, including a Scholar Award of the Leukemia Society of America and various NIH awards.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

CURRENT AND CONTINUING DIRECTORS

NAME                                  AGE                      POSITION
----                                  ---                      --------
Martin P. Sutter                       42  Chairman of the Board of Directors
                                            (Class I)
James M. Chubb, Ph.D.                  49  President and Director (Class III)
Gabriel Lopez-Berestein, M.D./(1)/     48  Director (Class II) and Chief
                                            Scientific Advisor
Ronald J. Brenner, Ph.D./(2)/          63  Director (Class I)
Geoffrey F. Cox, Ph.D./(1)/            53  Director (Class II)
George B. Mackaness, M.D./(2)/         74  Director (Class III)
Gregory F. Zaic/(2)/                   49  Director (Class III)
------------
/(1)/ Member of the Audit Committee of the Board of Directors
/(2)/ Member of the Compensation Committee of the Board of Directors

     Information regarding the business experience of Drs. Cox and Lopez-Berestein is set forth above under the heading "-- Nominees for Director."

     Martin P. Sutter, a co-founder of Aronex, has served as Chairman of the Board of Directors of the Company since June 1986. Since July 1988, Mr. Sutter has been the Managing General Partner of The Woodlands Venture Partners, L.P., a venture capital firm based in The Woodlands, Texas and the General Partner of The Woodlands Venture Fund, L.P., one of the Company's principal stockholders. In addition, Mr. Sutter has been a General Partner of Essex Woodlands Health Ventures, L.P. since September 1994. From January 1985 to July 1988, he served as President of The Woodlands Venture Capital Company. Mr. Sutter is the chairman of the board of directors of Zonagen, Inc., a biotechnology company based in The Woodlands, Texas, and a director of Targeted Genetics Corporation.

     James M. Chubb, Ph.D. has served as President and as a member of the Board of Directors of the Company since the consummation of the Company's acquisition of Triplex Pharmaceutical Corporation ("Triplex") and Oncologix, Inc. ("Oncologix") in a three-way merger (the "Mergers") in September 1995. Dr. Chubb joined Triplex as President and Chief Executive Officer in 1990. From 1978 to 1990, he held a number of positions with increasing responsibility at Glaxo, Inc., a major pharmaceutical company. At Glaxo, Dr. Chubb headed the anti-infective, respiratory, and dermatological development groups and directed the cardiovascular and gastrointestinal development groups. He held the position of adjunct professor at the University of North Carolina College of Pharmacy from 1986 to 1990.

     Ronald J. Brenner, Ph.D. has served as a member of the Board of Directors since September 1995. Since 1988, Dr. Brenner has been a Vice President of Hillman Medical Ventures, Inc., a venture capital firm, and a general partner of several Hillman investment partnerships. From 1984 to 1988, Dr. Brenner was President and Chief Executive Officer of Cytogen Corporation, a biotechnology company. Prior to 1984, he was Vice President, Corporate External Research, at Johnson & Johnson, a major pharmaceutical company, and also served as Chairman of McNeil Pharmaceutical, Ortho Pharmaceutical Corp. and the Cilag Companies, all subsidiaries of Johnson & Johnson. Dr. Brenner is a director of Cytogen Corporation and several privately held healthcare and environmental companies.

     George B. Mackaness, M.D. has served as a member of the Board of Directors since May 1991. Dr. Mackaness was President of the Squibb Institute for Medical Research from January 1976 until his retirement in December 1987. He served as a member of the Board of Directors of Squibb Corporation from December 1984 until December 1987.

     Gregory F. Zaic has served as a member of the Board of Directors since 1995. Mr. Zaic has been an investor primarily focused on medical and life science investment opportunities since 1983. He currently is a General Partner of Prince Ventures and has served as acting president and director of many private and public companies, including GenVec, Inc. and Strategic Medical Information, Inc. Before his investment career, Mr. Zaic served in several financial, technical, and operational capacities, including heading the Special Products Division of Baxter, a manufacturer of custom medical devices for the cardiopulmonary and intravenous solution administration markets.

     The Company and certain of its stockholders are parties to a Stockholders Agreement which entitles certain former Triplex stockholders, certain persons who were stockholders of the Company prior to the Mergers ("former Argus stockholders"), Genzyme and certain former Oncologix stockholders to designate directors of the Company, and further provides that the president of the Company elected by the Board and in office from time to time shall be a director. Of the Company's current directors, Ronald J. Brenner and Gregory F. Zaic are designees of the former Triplex stockholders, Gabriel Lopez-Berestein, George B. Mackaness and Martin P. Sutter are designees of the former Argus stockholders and Geoffrey F. Cox is the designee of Genzyme. James M. Chubb serves as a member of the Board as the Company's President. The former Triplex stockholders have the right to designate one additional director, but have not exercised such right at the present time. The former Oncologix stockholders that have the right to designate a director have not exercised such right at the present time.

DIRECTORS' MEETINGS AND COMPENSATION

     During 1996, the Board of Directors met nine times and took certain additional actions by unanimous written consent in lieu of meetings. During 1996, no director of the Company attended fewer than 75 percent of the meetings of the Board of Directors, with the exception of Dr. Cox, who attended six of nine meetings.

     The Company's directors do not receive any cash compensation for service on the Board of Directors or any committee. The directors are, however, reimbursed for expenses incurred in connection with attending each board and committee meeting. Directors who are not employees of the Company are entitled to participate in the Company's 1993 Amended and Restated Stock Option Plan (the "Director Plan"). Under the Director Plan as currently in effect, each non-employee director receives (i) the grant of options to purchase 12,500 shares of Common Stock upon his initial election to the Board and (ii) an annual grant of options to purchase 3,750 shares of Common Stock on December 31 of each year in which the Director Plan is in effect. The Board of Directors has adopted amendments to the Director Plan, subject to stockholder approval at the Annual Meeting, that would (a) provide for the grant of options to purchase 16,250 shares of Common Stock to each of the Company's existing non-employee directors and (b) increase the number of shares subject to the automatically granted options by providing for (i) the grant of options to purchase 25,000 shares of Common Stock to each non-employee director upon his initial election to the Board and (ii) the annual grant of options to purchase 7,500 shares of Common Stock to each of the Company's non-employee directors on the date of his re-
election to the Board of Directors by the Company's stockholders.   See
"Proposal Number 3: Approval of the Amendment and Restatement of the Aronex Pharmaceuticals, Inc. 1993 Non-Employee Director Stock Option Plan." The Director Plan also permits discretionary grants of options to non-employee directors who do not serve on the Compensation Committee of the Board of Directors. In 1996, Mr. Sutter and Dr. Lopez-Berestein received discretionary grants of options entitling them to purchase 37,500 and 50,000 shares of Common Stock, respectively.

     The Company has a consulting agreement with Gabriel Lopez-Berestein, M.D., whereby the Company is committed to pay consulting fees of $156,000 for 1997. The Company paid Dr. Lopez-Berestein $144,000 under the agreement during the year ended December 31, 1996.

BOARD COMMITTEES

     The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The Audit Committee's functions include making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plan and results of the auditing engagement, approving professional services provided by the independent public accountants and reviewing the adequacy of the Company's internal accounting controls. The Compensation Committee makes recommendations concerning compensation, including incentive arrangements, for the Company's officers. The Compensation Committee also administers the Company's Amended and Restated 1989 Stock Option Plan (the "Employee Option Plan").

     During 1996, the Audit Committee did not meet and the Compensation Committee met six times. During 1996, no director of the Company attended fewer than 75 percent of the number of meetings of committees on which he served.


                               PROPOSAL NUMBER 2:
                  APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
                        THE ARONEX PHARMACEUTICALS, INC.
                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN

GENERAL

     On April 1, 1997, the Board, subject to approval by the stockholders of the Company, approved the amendment and restatement (the "Employee Plan Amendment") of the Aronex Pharmaceuticals, Inc. Amended and Restated 1989 Stock Option Plan (the "Employee Plan"). The purpose of the Employee Plan is to promote the interests of the Company by providing the employees and consultants of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company. A copy of the Employee Plan Amendment is included as Exhibit A to this Proxy Statement and the following summary is qualified in its entirety by reference to the complete text of Exhibit A.

     The Employee Plan Amendment provides for the authorization of the grant of options, restricted stock and stock bonuses under the Employee Plan with respect to a number of shares of Common Stock equal to the greater of (i) 2,490,000 shares and (ii) 17 percent of the Company's issued and outstanding Common Stock. The Employee Plan as presently in effect authorizes such grants with respect to the greater of (i) 375,000 shares and (ii) ten percent of the Company's issued and outstanding Common Stock. The Employee Plan Amendment provides for a limit of 2,490,000 shares on the total number of shares of Common Stock with respect to which incentive stock options may be granted under the Employee Plan, subject to adjustment as provided in the Employee Plan.

     Stockholder approval of the Employee Plan Amendment is required for grants of options under the Employee Plan to remain exempt from a cap on the tax deductibility of the grants of options by the Company imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code, added by the Revenue Reconciliation Act of 1993, places a $1 million cap on the deductible compensation that can be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance based" compensation under Section 162(m)(4)(c) of the Code are exempt from the cap and do not count toward the $1 million limit. Subject to certain conditions (e.g., that the exercise price of such options is not less than the fair market value of the Common Stock on the date of grant), options granted under the Employee Plan, which was approved by the Company's stockholders in 1992, will qualify for (S)162(m) purposes until the Annual Meeting, and grants of options made prior to the Annual

Meeting will remain (S)162(m) qualified. However, grants of options made after the Annual Meeting will not qualify unless the stockholders approve the Employee Plan Amendment.

SUMMARY OF THE EMPLOYEE PLAN

     The Employee Plan authorizes the grant of options, restricted stock and stock bonuses to employees of the Company.

     Eligibility. Persons who are employees or consultants of the Company at the time of grant are eligible to receive grants of options, restricted stock and stock bonuses under the Employee Plan, as determined by the Compensation Committee of the Board of Directors (the "Compensation Committee"). Options that are intended to qualify as incentive stock options under the Code may only be granted to employees of the Company.

     Administration. To comply with Section 162(m) of the Code, the Employee Plan shall be administered by the Committee, which shall be comprised solely of two or more Directors who are "outside directors" within the meaning of the Treasury Regulations promulgated under Section 162(m) of the Code. All questions of interpretation and application of the Employee Plan and options and awards made under the Employee Plan shall be subject to the determination of the Committee. The Employee Plan shall be administered in such a manner as to permit the options granted under it which are designated to be incentive stock options to qualify as incentive stock options. The Committee has complete authority to construe, interpret and administer provisions of the Employee Plan, to determine which persons are to be granted options and awards, the terms and conditions of options and awards, and make all other determinations necessary or deemed advisable in the administration of the Employee Plan.

     Shares Subject to Employee Plan. The maximum number of shares of Common Stock in respect of which options may be granted under the Employee Plan as currently in effect is the greater of (i) 375,000 shares and (ii) ten percent of the Company's issued and outstanding Common Stock, which will be increased to the greater of (i) 2,490,000 shares and (ii) 17 percent of the Company's issued and outstanding Common Stock after giving effect to the Employee Plan Amendment, subject in each case to appropriate adjustment upon a reorganization, stock split, recapitalization or other change in the Company's capital structure. As modified by the Employee Plan Amendment, the Employee Plan provides that the maximum number of shares subject to Options which may be issued to any person who is granted an option under the Employee Plan during any period of three consecutive years is 500,000 shares. In addition, the Employee Plan Amendment establishes a limit of 2,490,000 shares on the total number of shares of Common Stock with respect to which incentive stock options may be granted under the Employee Plan.

     Options. The Compensation Committee designates the optionees, the number of shares of Common Stock subject to options, and the terms and conditions of each option under the Employee Plan. Options granted under the Employee Plan may be either incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified stock options (options that do not constitute incentive stock options). The exercise price of options granted under the plan will be paid in full in the manner prescribed by the Compensation Committee, which may provide for the payment in whole or in part by the delivery of shares of Common Stock having a fair market value equal to the exercise price. The exercise price of any non-qualified stock option granted under the Employee Plan Amendment shall be such price determined by the Compensation Committee on the date such option is granted, but in no event less than the minimum price required by law. Except as otherwise provided in the Employee Plan Amendment, the exercise price of any incentive stock options shall not be less than 100% of the fair market value of a share of Common Stock on the date such incentive stock option is granted. The "fair market value" of a share of Common Stock means, on any given date, the average of the closing bid and asked prices of the Common Stock on the Nasdaq Stock Market on the immediately preceding business day or, if the Common Stock is listed on a national securities exchange, the closing price on the exchange on the immediately preceding business day. Options granted under the Employee Plan Amendment are exercisable during the period established by the Compensation Committee, not to exceed seven years from the date of grant, unless otherwise sooner terminated, expired or cancelled.

     Restricted Stock Awards. Pursuant to a restricted stock award, shares of Common Stock will be issued to the employee at the time the award is made without any cash payment to the Company (other than the possible requirement that the par value per share be paid in cash), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Compensation Committee.

     Stock Bonuses. The Compensation Committee may grant stock bonuses, in its sole discretion, pursuant to which shares of Common Stock will be issued and delivered to the employee at the time the stock bonus is awarded, without the restrictions contemplated by a restricted stock award.

     Non-Transferability of Options and Awards. Options are transferable only by will or pursuant to a qualified domestic relations order. Shares of restricted stock may not be transferred prior to the vesting of such shares, and any attempt to transfer shares that have not vested shall result in the forfeiture of such shares. The Employee Plan sets forth various restrictions upon the exercise of options following the date on which an employee ceases to be an employee of the Company.

     Amendment. The Board may amend the Employee Plan at any time, including amendments allowed without shareholder approval as provided under Rule 16b-3, as that rule may be amended from time to time, except that the Board must obtain stockholder approval of any amendment that would increase the total number of shares reserved for issuance (except for adjustments necessary to reflect changes in capitalization), materially modify eligibility requirements or materially increase the benefits accruing to participants.

     Change in Capital Structure. Upon a change in the Company's capital structure as a result of a stock split, dividend or recapitalization, the number of shares subject to outstanding options and reserved under the Employee Plan and the exercise price of outstanding options shall be appropriately adjusted to reflect the number and class of shares that would have been issuable if such shares had been outstanding immediately prior to such event. Upon the merger, liquidation or sale of substantially all of the assets of the Company, or the purchase of 50% or more of the Company's outstanding Common Stock, holders of outstanding stock options under the Employee Plan shall be entitled to receive, upon exercise of such options, the stock, securities or other property to which they would have been entitled had such options been exercised immediately prior to such event.

     Change in Control. Upon a change in control of the Company, each option granted under the Employee Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Employee Plan, and all shares of restricted stock which have not theretofore vested (including those with respect to which the issue date has not yet occurred) shall immediately vest.

FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE PLAN

     Incentive Stock Options. An employee who has been granted an incentive stock option will not realize taxable income at the time of the grant or exercise (but in some circumstances may be subject to an alternative minimum tax as a result of the exercise) of such option and the Company will not be entitled to a deduction at either such time. If the employee makes no disposition of the shares acquired pursuant to an incentive stock option within two years from the date of the grant of such option, or within one year of the transfer of such shares to him or her, any gain or loss realized on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. If the foregoing holding period requirements are not satisfied, a portion of any gain in the year of disposition will be taxable to the employee as ordinary income, and the Company will be entitled to a corresponding deduction. The Company will not be entitled to any deduction in connection with any loss to the employee or the portion of any gain that is taxable to the employee as short-term or long-term capital gain.

     Non-qualified Stock Options. Non-qualified stock options (options that are not incentive stock options) will not qualify for special federal income tax treatment. No tax is imposed on the optionee upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the employee will realize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price; and the Company will be entitled to a corresponding deduction, provided the Company withholds income tax with respect to such amount and provided that such amount is not limited by Section 162(m) of the Code with respect to options with an exercise price that was less than the fair market value of the Common Stock on the date of grant. However, if the shares received upon the exercise of a non-qualified stock option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax withholding requirements are satisfied) should be deferred and should be measured based upon the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors, and 10% stockholders by Section 16(b) of the Securities Exchange Act of 1934, as amended, is such a restriction during the period prescribed thereby if other shares have been purchased by such individual within six months of the exercise of a non-qualified stock option. Ordinary income realized upon the exercise of a non-qualified stock option is not an adjustment for alternative minimum tax purposes.

     Restricted Stock Awards. An employee who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the restricted period (as shares become vested), the holder will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will be entitled to a corresponding deduction. Dividends paid to the holder during the restriction period will also be compensation income to the employee and deductible as such by the Company. The holder of a restricted stock award may elect to be taxed at the time of grant of the restricted stock award on the market value of the shares, in which case (i) the Company will be entitled to a deduction at the same time and in the same amount, (ii) dividends paid to him during the restriction period will be taxable as dividends to him and not deductible by the Company, and (iii) there will be no further federal tax consequences when the restrictions lapse.

     Withholding. The Company has the right to deduct from any or all awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding requirements.

     Deductibility. The Employee Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code for stock option plans, including the requirement that the Plan state the maximum number of shares that can be issued during a specified period to an individual employee under the Plan. Thus, the provisions of Section 162(m) should not limit the Company's ability to deduct all of the compensation income generated in connection with the exercise of stock options granted under the Employee Plan except for stock options, if any, with exercise prices less than the fair market value of the Common Stock on the date of grant.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ARONEX PHARMACEUTICALS, INC. AMENDED AND RESTATED 1989 STOCK OPTION PLAN.


                               PROPOSAL NUMBER 3:
                  APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
                        THE ARONEX PHARMACEUTICALS, INC.
       AMENDED AND RESTATED 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

     On March 12, 1997, the Board, subject to approval by the stockholders of the Company, approved the amendment and restatement (the " Director Plan Amendment") of the Aronex Pharmaceuticals, Inc. Amended and Restated 1993 Non-Employee Director Stock Option Plan (the "Director Plan"). The purpose of the Director Plan is to promote and advance the interests of the Company by aiding the Company in attracting and retaining qualified non-employee directors and to further align the interests of such directors with those of stockholders through stock options. An additional purpose of the Amendment is to recognize and reward the contributions of directors who, although not employees of the Company, are actively involved in aspects of the Company's business beyond their role as directors.

A copy of the Amendment is included as Exhibit B to this Proxy Statement and the following summary is qualified in its entirety by reference to the complete text of Exhibit B.

     The Amendment provides for the following modifications to the Director
Plan:

     (i) The number of shares of Common Stock authorized to be issued under the Director Plan would be increased to 600,000 shares from 300,000 shares under the Director Plan as currently in effect.

     (ii) Each non-employee director in office on March 12, 1997, the date of the initial Board approval of the Amendment, would receive an option to purchase 16,250 shares of Common Stock;

     (iii) Each non-employee director elected to the Board for the first time after the Director Plan Amendment would receive an option to purchase 25,000 shares of Common Stock. Under the Director Plan as currently in effect, each non-employee director elected to the Board for the first time receives an option to purchase 12,500 shares of Common Stock.

     (iv) Each person serving as a director on December 31 of any year would receive an option to purchase 7,500 shares of Common Stock. The Director Plan as currently in effect provides for annual grants of options to purchase 3,750 shares of Common Stock to non-employee directors.

SUMMARY OF THE DIRECTOR PLAN

     The Director Plan includes a "formula" plan for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, pursuant to which options for shares of Common Stock are automatically granted to certain eligible non-employee directors of the Company as of specified dates. No person exercises any discretion with respect to persons eligible to receive formula grants of options under the Director Plan or the amount of formula grants thereunder. The Director Plan also authorizes discretionary grants of options to certain non-employee directors in addition to the formula grants for which all non-employee directors are eligible.

     Eligibility. Persons who are non-employee directors of the Company are eligible to participate in the Director Plan. The Company presently has six such directors. Options granted under the Director Plan are transferable only at the death of a non-employee director. The Director Plan sets forth various restrictions upon the exercise of options following the date on which a non-employee director ceases to be a director. Discretionary grants of options to non-employee directors will be subject to the Company's determination that such grants will not prevent the members of the Compensation Committee from constituting "non-employee directors" within the meaning of Rule 16b-3 or "outside directors" within the meaning of Section 162(m) of the Code.

     Shares Subject to Director Plan. The maximum number of shares of Common Stock in respect of which options may be granted under the Director Plan as currently in effect is 300,000, which will be increased to 600,000 after giving effect to the Director Plan Amendment, subject in each case to appropriate adjustment upon a reorganization, stock split, recapitalization or other change in the Company's capital structure.

     Option Period. Options granted to non-employee directors under the Director Plan have a term of ten years from the date of grant.

     Amendment. The Board may amend the Director Plan at any time, including amendments allowed without shareholder approval as provided under Rule 16b-3, as that rule may be amended from time to time, except that the Board must obtain stockholder approval of any amendment that would increase the total number of shares reserved for issuance (except for adjustments necessary to reflect changes in capitalization), materially modify eligibility requirements or materially increase the benefits accruing to participants. The Board may not amend provisions in the Director Plan regarding eligibility and automatic grants of options more than once every six months, except to the extent necessary to comply with applicable provisions of the Internal Revenue Code of 1986, as amended, or regulations promulgated thereunder.

     Non-Qualified Options. Options issued under the Director Plan constitute non-qualified stock options.

     Automatic Grant of Options.   In general, under the Director Plan as
currently in effect, (i) each non-employee director who is first elected to the Board (except for non-employee directors appointed or elected to the Board in connection with or as a result of the completion of certain financings, acquisitions or other similar transactions) is entitled to receive an option to purchase 12,500 shares of Common Stock on the date on which he first becomes a non-employee director, and (ii) each non-employee director in office on December 31 of any year, provided that such director has served as a director for at least six months prior to the date of grant, is entitled to receive an option to purchase 3,750 shares of Common Stock on such date. If the stockholders approve the Director Plan Amendment at the Annual Meeting, each non-employee director in office on March 12, 1997 (the date of initial approval of the Amendment) will receive an option to purchase 16,250 shares of Common Stock effective on such date, and each non-employee director who is first elected to the Board thereafter (whether or not appointed or elected in connection with or as a result of the completion of a financing acquisition or similar transaction) will be entitled to receive an option to purchase 25,000 shares of Common Stock effective on such date. In addition, if the Director Plan Amendment is approved, each non-employee director in office on December 31 of any year commencing with December 31, 1997, provided that such director has served as a Director for at least six months prior to the date of grant, will be entitled to receive options annually on such date to purchase 7,500 shares of Common Stock. The amounts of all such option grants are subject to appropriate adjustment upon a reorganization, stock split, recapitalization or other change in the Company's capital structure.

     Discretionary Grant of Options. Non-employee directors who are not members of the Compensation Committee are eligible to receive discretionary grants of options, with the number of shares for which such options may be exercised, the exercise price of such options and the other terms of such options to be determined within the discretion of the Compensation Committee.

     Exercisability. All options granted under the Director Plan vest in full at the date of grant, except that the Compensation Committee may establish vesting requirements in its discretion with respect to discretionary grants of options. The exercise price for options must be paid in cash.

     Change in Capital Structure. Upon a change in the Company's capital structure as a result of a stock split, dividend or recapitalization, the number of shares subject to outstanding options and reserved under the Director Plan and the exercise price of outstanding options shall be appropriately adjusted to reflect the number and class of shares that would have been issuable if such shares had been outstanding immediately prior to such event. Upon the merger, liquidation or sale of substantially all of the assets of the Company, or the purchase of 50% or more of the Company's outstanding Common Stock, holders of outstanding stock options under the Director Plan shall be entitled to receive, upon exercise of such options, the stock, securities or other property to which they would have been entitled had such options been exercised immediately prior to such event.

     Option Exercise Price. The exercise price of options granted automatically under the Director Plan is 100% of the fair market value of the Common Stock on the date of grant. The exercise price of options granted pursuant to the Compensation Committee's discretion shall be determined by the Compensation Committee, which may be less than, equal to or more than the fair market value of the Common Stock on the date of grant. The "fair market value" of a share of Common Stock means, on any given date, the closing price of the Common Stock on the Nasdaq Stock Market or, if the Common Stock is listed on a national securities exchange, the closing price on the exchange on such date.

FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTOR PLAN

     General. A non-employee director will not recognize any taxable income at the time an option is granted. Ordinary income will be recognized by a non-employee director at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock received over the option price for such shares. However, if other shares of Common Stock have been purchased by a non-employee director within six months of the exercise of an option, recognition of the income attributable to such exercise may under certain circumstances be postponed for a period of up to six months from the date of such purchase of such other shares of Common Stock due to liability to suit under Section 16(b) of the Securities and Exchange Act of 1934, as amended
(the "Exchange Act").   If applicable, one effect of any such postponement
would be to measure the amount of the non-employee director's taxable income by reference to the fair market value of such shares at the time such liability to suit under Section 16(b) of the Exchange Act no longer exists (rather than at the earlier date of the exercise of the option). The non-employee director will generally recognize a capital gain or loss upon a subsequent sale of the shares of Common Stock.

     Deductibility. Upon a non-employee director's exercise of an option granted under the Director Plan, the Company may claim a deduction for compensation paid at the same time and in the same amount as ordinary income is recognized by the non-employee director.

OPTION GRANTS UNDER DIRECTOR PLAN

     The following table sets forth the number of shares of Common Stock subject to, and the exercise prices of, options granted under the Director Plan subject to stockholder approval of the Director Plan Amendment at the Annual Meeting.

                               NEW PLAN BENEFITS

                                    NUMBER OF        EXERCISE PRICE
NAME                           OPTIONS GRANTED/(1)/    PER SHARE
----                           --------------------  --------------
Martin P. Sutter                    16,250               $7.38
Gabriel Lopez-Berestein, M.D.       16,250                7.38
Ronald J. Brenner, Ph.D.            16,250                7.38
Geoffrey F. Cox, Ph.D.              16,250                7.38
George B. Mackaness, M.D.           16,250                7.38
Gregory F. Zaic                     16,250                7.38
Non-employee directors as a
 group (6 persons)                  97,500                7.38
------------
/(1)/Except as otherwise indicated, represents options to purchase 16,250 shares of Common Stock granted to all non-employee directors on March 12, 1997 at an exercise price of $7.38 per share, which exercise price was equal to the fair market value of the Common Stock on the date of grant. The fair market value of the Common Stock on March 31, 1997 was $5.75 per share.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ARONEX PHARMACEUTICALS, INC. AMENDED AND RESTATED 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                               PROPOSAL NUMBER 4:
                  APPROVAL OF THE ARONEX PHARMACEUTICALS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  On December 11, 1996, the Board, subject to approval by the stockholders of the Company, adopted the Aronex Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company at a discount through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Company. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code. A copy of the Purchase Plan is included as Exhibit C to this Proxy Statement and the following summary is qualified in its entirety by reference to the complete text of Exhibit C.

SUMMARY OF THE PURCHASE PLAN

  Administration. The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical) and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board is authorized to delegate administration of the Purchase Plan to a committee of not less than two Board members. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee as well as the Board of Directors itself.

  Offerings. The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of one year's duration.

  Eligibility. Rights to purchase stock may be granted under the Purchase Plan only to employees of the Company and its affiliates who have been employed by the Company or its affiliates for such continuous period preceding such grant as the Board may require, which period shall not be equal to or greater than two years, and whose customary employment with the Company or its affiliates is at least 20 hours per week and at least five months per calendar year, unless otherwise determined by the Board. Officers of the Company shall be eligible to participate in offerings, although the Board may provide that certain highly compensated employees shall not be eligible to participate. Currently, there are approximately thirteen employees who are eligible to participate in the Purchase Plan.

  An eligible employee may be granted rights under the Purchase Plan only if such rights together with any other rights granted under all such employee stock purchase plans of the Company or any affiliate of the Company do not permit such employee's rights to purchase stock of the Company or any affiliate to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time. Grants or purchases of stock of the Company pursuant to any stock option or stock award plan of the Company are not included in any calculation of such accrual rate. No rights may be granted under the Purchase Plan to any person who, immediately after such rights are granted, owns stock possessing 5% or more of the total combined voting power of the Company or any affiliate of the Company.

  Participation in the Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' base compensation during the purchase period.

  Purchase Price. The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of participation in the offering or (b) 85% of the fair market value of a share of Common Stock on the last day of the offering period.

  Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may terminate his or her payroll deductions. A participant may not increase, decrease or begin such payroll deductions after the beginning of any purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

  Purchase of Stock. By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the offering period at the applicable price. (See "Withdrawal").

  Withdrawal. While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

  Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

  Termination of Employment. Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

  Restrictions on Transfer. Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

  Duration, Amendment and Termination. The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, such plan will terminate in ten years.

  The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(c) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3.

  Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

  Effect of Certain Corporate Events. If there is any change in the stock subject to the Purchase Plan or subject to any rights granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding rights.

  In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then as determined by the Board in its sole discretion, the successor corporation may assume such outstanding rights or substitute similar rights, such rights may continue in full force and effect, or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering are terminated.

  Stock Subject to Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

  Federal Income Tax Information. Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

  A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

  If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary rate is effectively 39.6% at the present time.

  If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be long or short-term depending on whether the stock has been held for more than one year.

  There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above (subject to the requirement of reasonableness and, perhaps, in the future, the satisfaction of a withholding obligation).

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ARONEX PHARMACEUTICALS, INC. 1997 EMPLOYEE STOCK PURCHASE PLAN.

                               PROPOSAL NUMBER 5:
                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
               RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

GENERAL

  At the Annual Meeting, the stockholders of the Company will consider and vote upon a proposal providing for the amendment to the Company's Restated Certificate of Incorporation as amended (the "Certificate Amendment") to reduce the authorized number of shares of the Company's Common Stock and Preferred Stock. The Certificate Amendment is contained in Exhibit D to this Proxy Statement, which is incorporated by reference herein. The Certificate Amendment will become effective upon its filing with the Secretary of State of the State of Delaware (the "Effective Date").

  The Company's Restated Certificate of Incorporation, as amended, provides for 85,000,000 shares of capital stock, including (i) 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), and (ii) 75,000,000 shares of common stock par value $.001 per share ("Common Stock"). The Certificate Amendment would reduce the number of authorized shares of capital stock to 35,000,000 shares, consisting of 5,000,000 shares of Preferred Stock and 30,000,000 shares of Common Stock. As of the Record Date, the Company had no shares of Preferred Stock and 14,644,816 shares of Common Stock outstanding.

  The Company believes that the Certificate Amendment will leave it with an appropriate number of authorized shares of capital stock in comparison to the number of shares of capital stock that are presently outstanding or reserved for issuance. The primary reason for the Certificate Amendment is that the reduction in the number of authorized shares authorized will reduce the Company's amount of the Company's Delaware franchise taxes in future years.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED.


                               PROPOSAL NUMBER 6:
          RATIFICATION AND APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed the firm of Arthur Andersen LLP as the Company's independent public accountants to make an examination of the accounts of the Company for the fiscal year ending December 31, 1997, subject to ratification by the Company's stockholders. Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so. They will also be available to respond to appropriate questions from stockholders attending the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF ARTHUR ANDERSEN LLP'S APPOINTMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee (the "Committee") of the Board of Directors of the Company currently consists of Ronald J. Brenner, George B. Mackaness and Gregory
F. Zaic, none of whom are officers or employees of the Company. The Committee is responsible for evaluating the performance of management, determining the compensation for certain executive officers of the Company and administering the Company's Employee Option Plan under which grants may be made to employees of the Company. The Committee has furnished the following report on executive compensation for 1996:

  Under the supervision of the Committee, the Company has developed a compensation policy which is designated to attract and retain key executives responsible for the success of the Company and motivate management to enhance long-term stockholder value. The annual compensation package for executive officers primarily consists of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) variable performance awards payable in cash or stock and tied to the individual's or the Company's achievement of certain goals or milestones and
(iii) long-term stock based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

  In determining the level and composition of compensation of each of the Company's executive officers, the Committee takes into account various qualitative and quantitative indicators of corporate and individual performance. Although no specific target has been established, the Committee generally seeks to set salaries comparable to those of peer group companies. In setting such salaries, the Committee considers its peer group to be certain companies in the biotechnology industries with market capitalizations similar to that of the Company. Such competitive group does not necessarily include the companies comprising the Nasdaq Pharmaceutical Index reflected in the performance graph in this Proxy Statement, which is the industry categorization the Company has been placed in by its investment bankers. Because the Company is still in the development stage, the use of certain traditional performance standards (e.g., profitability and return on equity) is not currently appropriate in evaluating the performance of the Company's executive officers. Consequently, in evaluating the performance of management the Committee takes into consideration such factors as the Company's achieving specified milestones or goals in its clinical development programs. In addition, the Committee recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects, demonstrated leadership ability and contributions to the industry and community development. For 1996, the Committee included in its evaluation the significant progress made by the Company, including the continuing advancement of the Company's clinical development of its products.

  Base compensation is established through negotiation between the Company and the executive officer at the time the executive is hired, and then subsequently adjusted when such officer's base compensation is subject to review or reconsideration. While the Company has entered into employment agreements with certain of its executive officers, such agreements provide that base salaries after the initial year will be determined by the Committee after review. When establishing or reviewing base compensation levels for each executive officer, the Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive and the relevant experience the individual brings to the Company, strategic goals for which the executive has responsibility, and compensation levels of companies at a comparable stage of development who compete with the Company for business, scientific, and executive talents. As stated above, such comparable companies are generally those with similar market capitalizations and are not necessarily among the companies comprising the Nasdaq Pharmaceutical Index reflected in the performance graph in this Proxy Statement. No pre-determined weights are given to any one of such factors. The base salaries for the executive officers generally, and the Chief Executive Officer specifically, for fiscal 1996 were comparable to the Company's peer group companies.

  In addition to each executive officer's base compensation, the Committee may award cash bonuses and/or grant awards under the Company's Employee Option Plan to chosen executive officers depending on the extent to which certain defined personal and corporate performance goals are achieved. Such corporate performance goals are the same as discussed above. Because the Company's products are still in the early stages of development, the Company has granted minimal bonuses to its executive officers.

  All employees of the Company, including its executive officers, are eligible to receive long-term stock based incentive awards under the Company's Employee Option Plan as a means of providing such individuals with a continuing proprietary interest in the Company. Such grants further the mutuality of interest between the Company's employees and its stockholders by providing significant incentives for such employees to achieve and maintain high levels of performance. The Company's Employee Option Plan enhances the Company's ability to attract and retain the services of qualified individuals. Factors considered in determining whether such awards are granted to an executive officer of the Company include the executive's position in the Company, his or her performance and responsibilities, the amount of stock options, if any, currently held by the officer, the vesting schedules of any such options and the executive officer's other compensation. While the Committee does not adhere to any firmly established formulas or schedules for the issuance of awards such as options or restricted stock, the Committee will generally tailor the terms of any such grant to achieve its goal as a long-term incentive award by providing for a vesting schedule encompassing several years or tying the vesting dates to particular corporate or personal milestones.

  The annual base salary of James M. Chubb, Ph.D., the President of the Company, was initially set at $212,000 pursuant to an employment agreement effective September 11, 1995. Dr. Chubb received a grant of 25,000 shares of Common Stock upon the commencement of his employment with the Company, in connection with which the Company agreed to reimburse Dr. Chubb for his income taxes incurred with respect to such grant. Additionally, Dr. Chubb received options to purchase 125,000 shares of Common Stock in September 1995. In 1996, Dr. Chubb's annual base salary was raised to $235,000. In August and December, Dr. Chubb received options to purchase 183,000 and 25,000 shares, respectively, of Common Stock.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), added by the Revenue Reconciliation Act of 1993, places a $1 million cap on the deductible compensation that can be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance based" compensation under Section 162(m)(4)(c) of the Code are exempt from the cap and do not count toward the $1 million limit. Generally, stock options will qualify as performance based compensation. The Committee has discussed and considered and will continue to evaluate the potential impact of Section 162(m) on the Company in making compensation determinations, but has not established a set policy with respect to future compensation determinations.

  The foregoing report is given by the following members of the Compensation
Committee:

                               Ronald J. Brenner
                              George B. Mackaness
                                Gregory F. Zaic

  The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

  Set forth below is certain information concerning the executive officers of the Company, including the business experience of each during the past five years.


         NAME            AGE               POSITION WITH THE COMPANY
         ----            ---               -------------------------
James M. Chubb, Ph.D.     49  President and Director (Class III)
David S. Gordon, M.D.     55  Senior Vice President of Medical Affairs and Chief
                              Medical Officer
Paul A. Cossum, Ph.D.     44  Vice President, Preclinical Research and
                              Development
Praveen Tyle, Ph.D.       37  Vice President, Pharmaceutical Development and
                              Operations
Terance A. Murnane        46  Controller and Secretary

     Information regarding the business experience of Dr. Chubb is set forth above under the heading "Current and Continuing Directors."

     David S. Gordon, M.D. will join the Company on April 28, 1997 as its Senior Vice President of Medical Affairs and Chief Medical Officer. Dr. Gordon has over 20 years experience in internal medicine, oncology and hematology, clinical research and the pharmaceutical industry. He has held clinical and administrative positions with The Liposome Company and the RW Johnson Pharmaceutical Research Institute of Johnson & Johnson. Prior to positions in the pharmaceutical industry, Dr. Gordon held a number of academic positions including Professor of Medicine (Hematology & Oncology) at Emory University School of Medicine and Director, Division of Immunology at the Centers for Disease Control, both in Atlanta, Georgia. Dr. Gordon is board certified in Internal Medicine and Medical Oncology. He has published over 100 articles and abstracts in the fields of cancer, infectious disease and immunology.

     Paul A. Cossum, Ph.D. joined Triplex as Vice President of Preclinical Development in 1993 and assumed the position of Vice President of Preclinical Research and Development of the Company in September 1995 upon the consummation of the Mergers. From 1992 to 1993, he was the Director of Preclinical Development at Isis Pharmaceuticals. While at Isis, he implemented preclinical programs to support the development of INDs for two anti-viral oligonucleotide compounds. Prior to his employment at Isis, Dr. Cossum worked in the Department of Pharmacological Sciences at Genentech, Inc., where he filed several INDs and obtained an NDA for certain endocrine, cardiovascular and neurologic therapeutic proteins. He has published widely in the fields of metabolism and toxicology of oligonucleotides, recombinant proteins, and conventional drugs.

     Praveen Tyle, Ph.D. joined the Company in February 1997 as its Vice President of Pharmaceutical Development and Operations. Dr. Tyle has more than 13 years of worldwide pharmaceutical industry experience, serving most recently as Senior Director, Pharmaceutical Development at Agouron Pharmaceuticals, Inc., where he was responsible for the development of preclinical and clinical products and their preparation toward commercialization. From 1984 to 1991, Dr. Tyle held product development positions at American Cyanamid Company and Novartis (formerly Sandoz Pharmaceuticals Corporation). He holds several U.S. patents in the areas of drug development and delivery systems.

     Terance A. Murnane joined the Company in May 1990 as its Controller and was appointed Secretary in January 1992. Mr. Murnane was a self-employed accountant from February 1988 until April 1990. From October 1987 to February 1988, he served as the accountant for Eads Company, a wholesale vendor of industrial products based in Houston, Texas. Prior to that time, he spent ten years in the Private Business/Audit Department at KPMG Peat Marwick, an international accounting firm, serving most recently as Senior Manager. Mr. Murnane is a Certified Public Accountant.

COMPENSATION OF EXECUTIVE OFFICERS

     Summary Compensation Table

     The following table provides certain summary information concerning compensation paid or accrued during the last three years to the Company's President and to each of the other executive officers of the Company, determined as of the end of the last fiscal year, whose annual compensation exceeded $100,000 (the "Named Executive Officers"):

                                       ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                                   -----------------------------   -----------------------
                                                                    RESTRICTED
                                                                      STOCK                   ALL OTHER
                                   YEAR     SALARY       BONUS        AWARDS      OPTIONS   COMPENSATION
                                   ----  -------------  --------   -------------  -------   ------------
James M. Chubb, Ph.D.              1996   $221,583       $10,000         --       208,000    $31,389/(1)/
  President                        1995   $ 61,833/(2)/       --   $106,250/(3)/  125,000     42,075/(4)/
Paul A. Cossum, Ph.D.              1996   $163,000       $ 2,000         --        44,800        292/(5)/
  Vice President, Preclinical R&D  1995   $ 46,667/(6)/       --         --        20,000    $17,000/(7)/

-------------
/(1)/ Represents $25,695 in federal income taxes incurred by Dr. Chubb in connection with the 1996 grant of 25,000 shares of Common Stock that the Company reimbursed in 1997 and $5,694 in taxable life and long-term disability insurance.
/(2)/ Dr. Chubb joined the Company as President in September 1995 at an annual salary of $212,000.
/(3)/ Represents a stock bonus of 25,000 shares of Common Stock issued upon commencement of employment and recorded at fair market value at the time of issuance.
/(4)/ Represents the estimated amount of federal income taxes incurred by Dr.
      Chubb in connection with the grant of 25,000 shares of Common Stock that the Company has agreed to reimburse in 1996.
/(5)/ Represents $292 in taxable life insurance.
/(6)/ Dr. Cossum joined the Company as Vice President in September 1995 at an annual salary of $160,000.
/(7)/ Represents the forgiveness of a portion of the balance of a loan to Dr.
      Cossum.

     Option Grants in 1996

     The following table provides certain information with respect to options granted to the President and to each of the Named Executive Officers during the fiscal year ended December 31, 1996 under the Company's 1989 Stock Option Plan:

                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                          ASSUMED ANNUAL RATES OF STOCK PRICE
                                INDIVIDUAL GRANTS                          APPRECIATION FOR OPTION TERM/(1)/
                 -------------------------------------------------------  ------------------------------------
                           PERCENT OF
                          TOTAL OPTIONS              MARKET
                           GRANTED TO               PRICE ON
                 OPTIONS  EMPLOYEES IN   EXERCISE   DATE OF   EXPIRATION
  NAME           GRANTED  FISCAL YEAR     PRICE      GRANT      DATE          0%          5%           10%
  ----           -------  -------------  --------   --------  ----------  ---------    --------     ----------
James M. Chubb   183,000       35.3%      $7.00     $ 7.00    08/21/03          --     $521,496     $1,197,571
                  25,000        4.7%      $8.25     $ 8.25    12/16/03          --     $ 83,964     $  192,817
Paul A. Cossum    30,000        5.8%      $5.50     $12.00    03/01/03    $195,000     $341,556     $  531,554
                  14,800        2.9%      $8.25     $ 8.25    12/16/03          --     $ 49,707     $  114,148

------------
(1) The Securities and Exchange Commission requires disclosure of the potential realizable value or present value of each grant. The disclosure assumes the options will be held for the full seven-year term prior to exercise. Such options may be exercised prior to the end of such seven-year term. The actual value, if any, an executive officer may realize will depend upon the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.

PERFORMANCE GRAPH

    The following performance graph compares the performance of the Company's Common Stock to the Nasdaq Composite Index and to the Nasdaq Index of Pharmaceutical Companies. The graph covers the period from July 10, 1992 (the date on which the Company's Common Stock was registered under Section 12(g) of the Exchange Act), to December 31, 1996. The graph assumes that the value of the investment in the Company's Common Stock and each index was 100 at July 10, 1992 and that all dividends were reinvested.

                             [GRAPH APPEARS HERE]



                           ACTUAL VALUES                                 JULY 10, 1992 = 100

              ARONEX     NASDAQ     NASDAQ PHARMACEUTICAL   ARONEX     NASDAQ          NASDAQ
                       COMPOSITE           INDEX                     COMPOSITE     PHARMACEUTICAL
                         INDEX                                         INDEX           INDEX
 7/10/1992    14.500      179.89    281.24    7/10/1992     100.00    100.00          100.00
12/31/1992    17.500      217.86    322.27   12/31/1992     120.69    121.11          114.59
12/31/1993    10.000      250.09    287.25   12/31/1993      68.97    139.03          102.14
12/31/1994     4.250      244.46    216.24   12/31/1994      29.31    135.90           76.89
12/31/1995     8.750      345.72    394.98   12/31/1995      60.34    192.18          140.44
12/31/1996     9.375      425.26    395.98   12/31/1996      64.66    236.40          140.80

    The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

    There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above.
The Company will not make or endorse any predictions as to future stock performance.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with Dr. Chubb, Dr. Cossum and a senior director-clinical research which provide for current salaries of $212,000, $160,000 and $127,000, respectively. In addition, these agreements also provide for the payment of such bonus compensation as may be awarded by the Board of Directors and for their participation in all employee benefit plans sponsored by the Company. The employment agreements for Drs. Chubb and Cossum have a primary term ending in September 1996 and November 1996, respectively, with automatic annual renewal unless terminated by either party. The employment agreements for the senior director-clinical research has a primary term of three years ending in April 1997, with automatic annual renewal unless terminated by either party. All of such agreements provide for payment of an amount equal to one year's annual base salary and the provision of employment benefits following termination other than for cause. The agreement with Dr. Chubb requires the Company to purchase $960,000 in term life insurance payable to a beneficiary of his choosing and to pay his annual dues to a country club. Dr. Cossum's agreement provided for the forgiveness of one half of the balance of a loan from the Company in January 1996 and provides for the forgiveness of the remaining balance (approximately $17,000 as of March 31, 1996) in the next two years, subject to the accomplishment of agreed upon goals.

401(K) PLAN

    The Company maintains a retirement savings plan, effective as amended on January 1, 1991, in which any employee of the Company who has completed one month of employment may elect to participate. The plan is an individual account plan providing for deferred compensation as described in Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") and is subject to, and intended to comply with, the Employee Retirement Income Security Act of 1974, as amended. Each eligible employee is permitted to contribute up to 20% of his annual salary up to the applicable statutory maximum prescribed in the Code.
The Company may, in its discretion, contribute an amount equal to the employee's contribution, but such Company contribution may not exceed an amount equal to six percent of the employee's compensation. A participant is 50% vested in the accrued benefits derived from the Company's contributions after completion of one year of employment following his election to participate in the plan, and 100% vested in such contributions after completion of two years of employment following such election. Participants may receive hardship loans under the terms of the plan. The plan provides for distributions in the event a participant dies, reaches the age of 65, becomes disabled or terminates his employment prior to the age of 65. The Company made contributions of approximately $26,000 under the 401(k) plan in 1996.


                              CERTAIN TRANSACTIONS

    The Company has a consulting agreement with Gabriel Lopez-Berestein, M.D., whereby the Company is committed to pay consulting fees of $156,000 for 1997. The Company paid Dr. Lopez-Berestein $144,000 under the agreement during the year ended December 31, 1996.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table presents certain information regarding the beneficial ownership of the Company's Common Stock as of February 28, 1997 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Company's chief executive officer and each of the other Named Executive Officers and (iv) all directors and executive officers as a group. Except as described below, each of the persons listed in the table has sole voting and investment power with respect to the shares listed.


                                                                 PERCENTAGE OF
                                               NUMBER OF SHARES     SHARES
                                               OF COMMON STOCK   BENEFICIALLY
NAME                                         BENEFICIALLY OWNED     OWNED
----                                         ------------------  ------------
Amerindo Investment Advisors, Inc./(1)/        1,041,250              7.1%
 One Embarcadero Center, Suite 2300
 San Francisco, California 94111
Hillman Medical Venture Partnerships/(2)/        993,270              6.8%
 824 Market Street, Suite 900
 Wilmington, Delaware 19801
HealthCare Ventures Partnerships/(3)/            977,273              6.7%
 Twin Towers at Metro Bank
 379 Thornall Street
 Edison, New Jersey 08837
The Allstate Corporation/(4)/                    766,964              5.2%
 2775 Sanders Road
 Northbrook, Illinois 60062
Martin P. Sutter/(5)(11)/                        481,977              3.3%
James M. Chubb/(6)/                              180,790              1.2%
Gabriel Lopez-Berestein/(7)(11)/                 117,089                *
George B. Mackaness/(13)/                         58,750                *
Ronald J. Brenner/(8)(11)/                     1,017,955              7.0%
Geoffrey F. Cox/(9)(11)/                         440,555              3.0%
Gregory F. Zaic/(10)(11)/                        354,665              2.4%
Paul A. Cossum/(12)/                              26,338                *
Praveen Tyle/(14)/                                37,917                *
All directors and officers as a group
 (10 persons)/(5)-(14)/                        2,741,377             18.7%
------------
*  Less than one percent.

/(1)/ Consists of 1,010,000 shares owned by Amerindo Investment Advisors, Inc.
      ("Amerindo"), 21,250 shares owned by Amerindo Advisors, Inc. (Panama) Limited ("Amerindo Panama"), and 10,000 shares owned by Amerindo Investment Advisors Inc. Profit Sharing Trust ("Plan"). The sole shareholders and directors of Amerindo and Amerindo Panama are Alberto W. Vilar and Gary A. Tanaka, each of whom may by deemed to be the beneficial owner of the 1,995,000 shares owned by Amerindo and Amerindo Panama. Mr. Vilar is sole trustee of the Plan and may be deemed to be the beneficial owner of the 10,000 shares owned by the Plan. Based on Schedule 13G, Amendment No. 2, dated February 15, 1996, of Amerindo, Amerindo Panama, the Plan, Mr. Vilar and Mr. Tanaka.
/(2)/ Consists of 118,090 shares owned by Hillman Medical Ventures 1989 L.P.,
      369,057 shares owned by Hillman Medical Ventures 1990 L.P. and 506,123 shares owned by Hillman Medical Ventures 1991 L.P. (collectively, the

       "Hillman Medical Venture Partnerships"). The general partners of the Hillman Medical Venture Partnerships are Cashon Biomedical Associates, L.P. and Hillman/Dover Limited Partnership. The general partner of Hillman/Dover Limited Partnership is a wholly-owned subsidiary of The Hillman Company, a firm engaged in diversified investments and operations. The Hillman Company is controlled by Henry L. Hillman, Elsie Hilliard Hillman and C.G. Grefenstette, Trustees of the Henry L. Hillman Trust, which Trustees may be deemed the beneficial owners of the 993,270 shares owned by the Hillman Medical Venture Partnerships. Dr. Brenner, a director of the Company, is the managing partner of Cashon Biomedical Associates, L.P., of which the other general partners are Hal S. Broderson, M.D. and Charles G. Hadley. Dr. Brenner, Dr. Broderson and Mr. Hadley may be deemed to beneficially own such shares.
/(3)/ Consists of 255,132 shares owned by HealthCare Ventures I, L.P., 199,391 shares owned by HealthCare Ventures II, L.P., 404,651 shares owned by HealthCare Ventures III, L.P. and 118,651 shares owned by HealthCare Ventures IV, L.P. (collectively, the "HealthCare Venture Partnerships"). James H. Cavanaugh, Harold R. Werner, John W. Littlechild, Ronald Shipman and William Crouse are general partners of each of the HealthCare Venture Partnerships and may be deemed to beneficially own such shares.
/(4)/ Consists of 766,964 shares owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation, based on Schedule 13G, Amendment No. 4, dated January 31, 1997, of The Allstate Corporation.
/(5)/ Includes 446,852 shares owned by The Woodlands Venture Fund, L.P., and 500 shares owned by The Woodlands Venture Partners, L.P. Mr. Sutter is a general partner of The Woodlands Venture Partners, L.P., which is the general partner of The Woodlands Venture Fund, L.P. Mr. Sutter disclaims beneficial ownership of the 446,852 shares owned by The Woodlands Venture Fund, L.P. Also includes 34,625 shares which may be acquired on the exercise of the currently vested portion of stock options.
/(6)/ Includes 106,615 shares that may be acquired on the exercise of stock options.
/(7)/ Includes 51,478 shares that may be acquired on the exercise of stock options Excludes 19,697 shares held by a relative of Dr. Lopez-Berestein, but as to which he disclaims beneficial ownership.
/(8)/ Includes 993,270 shares owned by the Hillman Medical Venture Partnerships, of which Dr. Brenner is the managing partner of one of the general partners.
/(9)/ Includes 423,306 shares owned by Genzyme Corporation. Dr. Cox is Executive Vice President of Genzyme. Dr. Cox disclaims beneficial ownership of the shares held by Genzyme.
/(10)/ Includes 337,305 shares owned by Prince Venture Partners III, L.P. Mr.
       Zaic is a general partner of Prince Ventures, L.P., which is a general partner of Prince Venture Partners III, L.P. Mr. Zaic disclaims beneficial ownership of the shares held by Prince Venture Partners III, L.P.
/(11)/ Includes 16,250 shares that may be acquired on the exercise of stock options.
/(12)/ Represents shares that may be acquired on the exercise of stock options. /(13)/ Includes 3,750 shares that may be acquired on the exercise of stock options.
/(14)/ Includes 32,917 shares that may be acquired on the exercise of stock options.

     The holders of an aggregate of approximately 4,834,808 shares of Common Stock are parties to a Stockholders Agreement. Those stockholders include the Hillman Medical Venture Partnerships, the HealthCare Ventures Partnerships, The Woodlands Venture Fund, L.P., The Woodlands Venture Partners, L.P., Genzyme Corporation, Prince Venture Partners III, L.P. and Gabriel Lopez-Berestein. The Stockholders Agreement continues in effect until the later of (i) the completion of the second annual meeting of stockholders of the Company after September 11, 1995 and (ii) September 11, 1997.

                         COMPLIANCE WITH SECTION 16(A)

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

     To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with in a timely manner, with the exception of one late filing on Form 5 by George B. Mackaness.

                            PROPOSAL OF STOCKHOLDERS

     Any proposal of a stockholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than February 1, 1998, if the proposal is to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

                             FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-K, including any financial statements and schedules and exhibits thereto, may be obtained without charge by written request to Terance A. Murnane, Controller and Secretary, Aronex Pharmaceuticals, Inc., 3400 Research Forest Drive, The Woodlands,
Texas 77381-4223.


                                    By Order of the Board of Directors

                                    /s/ TERANCE A. MURNANE

                                    Terance A. Murnane
                                    Secretary


April 4, 1997
The Woodlands, Texas

                                                                       EXHIBIT A

                          ARONEX PHARMACEUTICALS, INC.
                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN


     1. PURPOSE OF THE PLAN

     This Aronex Pharmaceuticals, Inc. Amended and Restated 1989 Stock Option Plan is intended to promote the interests of the Company by providing the employees and consultants of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

     2. DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

        (a) "Board of Directors" shall mean the Board of Directors of Aronex Pharmaceuticals, Inc.

        (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant of a crime involving moral turpitude by a court of competent jurisdiction as to which no further appeal can be taken; (ii) the proven commission by the Participant of an act of fraud upon the Company;
     (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect;
     (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's Insider Trading Policy or Business Ethics Policy, if any, then in effect.

        (c) "Change in Control" shall mean the occurrence of any of the following events:

            (i) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

            (ii) Individuals who constitute the Incumbent Board cease, for any reason, to constitute at least a majority of the Board of Directors; provided, however, that any person becoming a director subsequent to the Effective Date who was nominated for election by at least 66 2/3 % of the Incumbent Board (other than the nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Board of Directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered a member of the Incumbent Board;

            (iii) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.

        (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (e) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

        (f) "Common Stock" shall mean the Company's common stock, $.001 par value per share.

        (g) "Company" shall mean Aronex Pharmaceuticals, Inc., a Delaware corporation, and each of its Subsidiaries, and its successors.

        (h) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services.

        (i) "Disability" shall mean the physical or mental disability of the Participant to such an extent that the Participant is unable substantially to perform his or her usual duties at the Company for a period of 60 consecutive days, or a written certification by two doctors selected by the Participant and acceptable to the Company that the Participant is substantially unable to perform such duties.

        (j) "Effective Date" shall mean the date upon which the Plan is approved by the affirmative vote of the holders of the requisite majority of the outstanding shares of the Company's capital stock.

        (k) "Employee" shall mean any person employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

        (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (m) the "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

        (n) "Incentive Award" shall mean an Option, a grant of Restricted Stock or a Stock Bonus granted pursuant to the terms of the Plan.

        (o) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

        (p) "Incumbent Board" shall mean the Board of Directors as constituted on the Effective Date.

        (q) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(d) hereof.

        (r) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

        (s) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

        (t) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

        (u) "Participant" shall mean an employee or consultant of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan and his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

        (v) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

        (w) "Plan" shall mean this Amended and Restated 1989 Stock Option Plan, as it may be amended from time to time.

        (x) "Qualified Domestic Relations Order" shall mean a qualified domestic relations order as defined in the Code, in Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

        (y) "Regulations" shall mean all regulations promulgated pursuant to the Code.

        (z) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms and subject to the restrictions set forth in
      Section 7 hereof.

        (aa) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        (ab) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 8 hereof.

        (ac) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with more than fifty percent of the total combined voting power of all classes of stock of such corporation.

        (ad) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock may vest.

     3. STOCK SUBJECT TO THE PLAN

     Under the Plan, the Committee may grant to Participants (i) Options, (ii) Restricted Stock, and/or (iii) Stock Bonuses.

     The Committee may grant Options, shares of Restricted Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed the greater of (i) 2,490,000 shares and (ii) ten percent of the issued and outstanding shares of Common Stock determined as of the close of business on the last day of the preceding fiscal quarter of the Company. The Company will, during the term of this Plan, reserve and keep available for issuance a sufficient number of shares of Common Stock to satisfy the requirements of the Plan.

     The total number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 2,490,000 shares, subject to adjustment on the same basis as outstanding Options are adjusted pursuant to
Section 9(b).

     The maximum number of shares of Common Stock subject to Options which may be issued to any Participant during any period of three consecutive years is 500,000 shares subject to adjustment on the same basis as outstanding Options are adjusted pursuant to Section 9(b).

     If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

     Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

     4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee, which shall consist of two or more persons each of whom shall be a "non-employee director" within the meaning of Rule l6b-3(b)(3)(i) promulgated under Section 16 of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall from time to time designate the Participants who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable or
(iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan.

     In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until such time as such Incentive Awards are surrendered.

     Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

     5. ELIGIBILITY

     All Employees and Consultants of the Company shall be eligible to receive Incentive Awards pursuant to the Plan; however, Incentive Stock Options may only be granted to Employees of the Company.

     6. OPTIONS

     The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

        (a)  Identification of Options

             All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

        (b)  Exercise Price

        The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

        (c)  Term and Exercise of Options

             (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that (A) no Incentive Stock Option shall be exercisable after the expiration of seven years from the date such Incentive Stock Option was granted, and (B) no Non-Qualified Stock Option shall be exercisable after the expiration of seven years and one day from the date such Non-Qualified Stock Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

             (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

             (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

             (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

             (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

             (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order.

        (d)  Limitations on Grant of Incentive Stock Options

             (1) The aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or any Subsidiary of the Company shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If the aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

             (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries unless (i) the exercise price of such Incentive Stock Option is at least 110 % of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

        (e) Effect of Termination of Employment Unless otherwise expressly provided for by the Committee in its approval of an Option:

             (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability, the voluntary retirement of the Participant in accordance with the Company's retirement policy as then in effect or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and
        (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that the Committee may extend such period in its sole discretion (except that the agreement of the holder of any Incentive Stock Option shall be required as a condition to such extension if the effect of such extension would be to make such option ineligible for treatment as an Incentive Stock Option under the Code; and provided further, no Option shall be exercisable after the expiration of its term.

             (2) If the employment of a Participant with the Company shall terminate on account of the Disability, the voluntary retirement of the Participant in accordance with the Company's retirement policy as then in effect or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, the Committee may extend such period in its sole discretion (except that the agreement of the holder of any Incentive Stock Option shall be required as a condition to such extension if the effect of such extension would be to make such option ineligible for treatment as an Incentive Stock Option under the Code; and provided further, that no Option shall be exercisable after the expiration of its term.

             (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

        (f)  Acceleration of Exercise Date Upon Change in Control

        Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

     7. RESTRICTED STOCK

        The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

        (a)  Issue Date and Vesting Date

        At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

        (b)  Conditions to Vesting

     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (c) Restrictions on Transfer Prior to Vesting

     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d) Issuance of Certificates

     (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Aronex Pharmaceuticals, Inc. 1989 Stock Option Plan and an Agreement entered into between the registered owner of such shares and Aronex Pharmaceuticals, Inc. A copy of the Plan and the Agreement is on file in the office of the Secretary of Aronex Pharmaceuticals, Inc., 3400 Research Forest Drive, The Woodlands, Texas 77381-4223.

     Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

     (2) Each certificate issued pursuant to Paragraph 7(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     (e)  Consequences Upon Vesting

     Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7(d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof; provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

     (f)  Effect of Termination of Employment

          (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such portion may equal zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

     (g)  Effect of Change in Control

     Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred) shall immediately vest.

     8. STOCK BONUSES

     The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

     9. ADJUSTMENT UPON CHANGES IN COMMON STOCK

        (a)  Outstanding Restricted Stock

        Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7(d)(2) hereof.

        The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

        (b) Outstanding Options, Increase or Decrease in Issued Shares Without Consideration

        Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of

Common Stock subject to each outstanding Option. Conversion of any of the Company's convertible securities shall not be deemed to have been "effected without receipt of consideration by the Company."

        (c)  Outstanding Options, Certain Mergers

        Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

        (d)  Outstanding Options, Certain Other Transactions

        In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

             (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

             (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

        (e) Outstanding Options, Other Changes

        In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 9(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

        (f)  No Other Rights

        Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

     10.  RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 9 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

11.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

12.  SECURITIES MATTERS

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     13.  WITHHOLDING TAXES

     Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares.

14.  AMENDMENT OF THE PLAN

     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at an annual or special meeting of stockholders, no revision or amendment shall (i) increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Section 9 hereof, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

15.  NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

16.  TRANSFERS UPON DEATH

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

     17.  EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

18.  FAILURE TO COMPLY

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

19.  EFFECTIVE DATE AND TERM OF PLAN

     The amendment and restatement of this Plan shall become effective, subject to stockholder approval, on April 1, 1997. The amendment and restatement of this Plan, and all Incentive Awards granted pursuant to the amendment and restatement of this Plan prior to stockholder approval, shall be void and of no further force and effect unless the amendment and restatement of this Plan shall have been approved by the requisite vote of the stockholders entitled to vote at a meeting of the stockholders of the Company called for such purpose prior to July 30, 1997. In the event such stockholder approval is not obtained, this Plan shall continue in existence with the terms and conditions in effect prior to the effective date of the amendment and restatement provided for hereby. No Incentive Award shall be granted pursuant to this Plan on or after December 31, 1999.

                                                                       EXHIBIT B

                          ARONEX PHARMACEUTICALS, INC.
                     AMENDED AND RESTATED 1993 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN


     Aronex Pharmaceuticals, Inc., a Delaware Corporation (the "Company") hereby amends and restates its Amended and Restated 1993 Non-Employee Director Stock Option Plan (this "Plan"), effective as of March 12, 1997, subject to stockholder approval.

     1.   PURPOSE.

     The purpose of this Plan is to promote and advance the interests of the Company by aiding the Company in attracting and retaining qualified directors of the Company who, at the time of their service, are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and to further align the interests of such Non-Employee Directors with those of stockholders through stock options. An additional purpose of this Plan is to recognize and reward the contributions of Non-Employee Directors who are actively involved in aspects of the Company's business beyond their role as directors.

     2.   ADMINISTRATION.

     This Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), which shall consist of not less than two members of the Board of Directors, each of whom will be a "non-employee director" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. For the purposes of this Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including (without limitation) the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of this Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

     3.   OPTION SHARES.

     The stock subject to the Options and other provisions of this Plan shall be shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed 600,000 shares in the aggregate; provided, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of
Section 11 of this Plan. Such shares may be treasury shares or authorized but unissued shares.

     If any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee or the fact that the optionee ceases to be a director, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under this Plan.

4.   GRANT OF OPTIONS.

     (a)  Formula Grants.

          (i) Directors on the Effective Date of the Amendment and Restatement of this Plan. Subject to the provisions of Section 15 hereof, there shall be granted to each person who is a Non-Employee Director, upon the effective date of the amendment and restatement of this Plan, an Option to purchase 16,250 shares of the Common Stock at a per share Option Price equal to the fair market value (as defined in Subsection 4(a)(iv) below) of a share of Common Stock on such date.

          (ii) Directors Elected after the Effective Date of the Amendment and Restatement of this Plan. Subject to the provisions of Section 15 hereof, for so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who is not otherwise an employee of the Company, and who is first elected to the Board of Directors after the effective date of the amendment and restatement of this Plan, shall be granted, on the date of his election, an Option to purchase 25,000 shares of Common Stock (such number of shares being subject to the adjustments provided in Section 11 of this Plan) at a per share Option Price equal to the fair market value of a share of Common Stock on such date.

          (iii) Annual Grants. On December 31 of each year that this Plan is in effect (commencing with December 31, 1997), each Non-Employee Director who is in office on that day (provided that such Non-Employee Director has served as a director for at least six months prior to such date) shall automatically receive an Option to purchase 7,500 shares of Common Stock (such number of shares being subject to the adjustments provided in Section 11 of this Plan) at a per share Option Price equal to the fair market value of a share of Common Stock on such date.

          (iv) Fair Market Value. For purposes of this Section 4, the "fair market value" of a share of Common Stock as of any particular date shall mean
(i) if the Common Stock is listed or admitted to trading on any securities exchange or on the National Association of Securities Dealers (the "NASD") Automated Quotation System ("Nasdaq") National Market, the closing price on such day on the principal securities exchange or on the Nasdaq National Market on which the Common Stock is traded or quoted, or if such day is not a trading day for such securities exchange or the Nasdaq National Market, the closing price on the first preceding day that was a trading day, (ii) if the Common Stock is not then listed or admitted to trading on any securities exchange or on the Nasdaq National Market, the closing bid price on such day as reported by the NASD, or if no such price is reported by the NASD for such day, the closing bid price as reported by the NASD on the first preceding day for which such price is available, and (iii) if the Common Stock is not then listed or admitted to trading on any securities exchange or on the Nasdaq National Market and no such closing bid price is reported by the NASD, as determined by the Committee in good faith.

          (v) No Discretion with Respect to Formula Grants. The selection of Non-Employee Directors to whom Options are to be granted pursuant to this
Section 4(a), the number of shares subject to any such Option, the exercise price of any such Option and the term of any such Option shall be as provided herein and the Committee shall have no discretion as to such matters.

     (b) Discretionary Grants. The Committee may from time to time authorize grants to any Non-Employee Director (provided that no such grant may be made to a Non-Employee Director who is a member of the Committee, and that no such grant may be made that would prevent the members of the Committee from constituting "non-employee director" within the meaning of Rule 16b-3 or "outside directors" within the meaning of Section 162(m)) of Options to purchase shares of Common Stock upon such terms and conditions as it may determine in accordance with the following provisions:

            (i) Each grant will specify the number of shares of Common Stock to which the Option granted pertains.

            (ii) Each grant will specify the Option Price of the Option, which may be less than, equal to or greater than the fair market value of a share of Common Stock on the date of grant.

            (iii) Each grant may specify the required period or periods of continuous service by the grantee with the Company and/or the other conditions of vesting (if any) before the Option or installments thereof will become exercisable.

        (c) Outstanding Options. The amendment and restatement of this Plan shall not affect the terms and conditions of any Options (including terms relating to the vesting and term thereof) outstanding under this Plan on the effective date of such amendment and restatement.

     5.   VESTING AND TERM OF OPTIONS.

     Each Option granted under Section 4(a) of this Plan shall vest in full and be exercisable to purchase all of the shares of Common Stock subject to the Option on the date on which the Option was granted, and each Option granted under Section 4(b) of this Plan shall vest and be exercisable to purchase the number of shares subject to the Option at such times and upon such conditions as may be established by the Committee on the date of grant, subject in each case to earlier termination as provided in Section 8 of this Plan. Each Option granted under this Plan shall expire on the tenth anniversary of the date on which the Option was granted.

     6.   EXERCISE OF OPTIONS.

     An optionee may exercise his Option by delivering to the Company a written notice stating (a) that such optionee wishes to exercise such Option on the date such notice is so delivered, (b) the number of shares of Common Stock with respect to which such Option is to be exercised and (c) the address to which the certificate representing such shares of stock should be mailed. To be effective, such written notice shall be accompanied by payment of the Option Price of each of such shares of Common Stock. Each such payment shall be made by cash, cashier's check or bank draft drawn on a national banking association or postal or express money order, payable to the order of the Company in United States dollars.

     Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of an optionee if (i) the broker-dealer has received from the optionee or the Company a duly endorsed agreement evidencing such Option and instructions signed by the optionee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due on such exercise and (iii) the broker-dealer and the optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

     As promptly as practicable after the receipt by the Company, in the form required by the foregoing provisions of this Section 6, of (a) such written notice from the optionee and (b) payment, of the Option Price of the shares of stock with respect to which such Option is to be exercised, the Company shall deliver to such optionee a certificate representing the number of shares of stock with respect to which such Option has been so exercised registered in the name of such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

     7.   TRANSFERABILITY OF OPTIONS.

     Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution.

     8.   TERMINATION.

     Except as may be otherwise expressly provided in this Plan or otherwise determined by the Committee, each Option, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following:

          (a) On the last day of the 24 month period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death of the optionee, during which period the optionee shall be entitled to exercise all Options held by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors which could have been exercised on such date;

          (b) On the last day of the six-month period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death; or

          (c) Ten years after the date of grant of such Option.

     9.   REQUIREMENTS OF LAW.

     The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirement that, if at any time the Board of Directors of the Company or the Committee shall determine that (i) the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (ii) the consent or approval of any governmental regulatory body, or (iii) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any determination in this connection by the Committee shall be final, binding and conclusive. If the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereinafter amended) and, if any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation or any governmental authority.

     10.  NO RIGHTS AS STOCKHOLDER.

     No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 11 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     11.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any of all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefor in money, services or property, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under this Plan and the number of shares to be subject to the grants to be made pursuant to Section 4(a)(ii) and (iii) shall be adjusted by substituting for the total number and class of shares of stock then reserved or subject to grant the number and class or classes or shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment, disregarding any fractional shares.

     If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under this Plan, or if any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company's then outstanding securities, after the effective date of such merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of such stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, liquidation, sale or other disposition, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option may be exercised.

     Except as otherwise expressly provided in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     12.  AMENDMENT OR TERMINATION OF PLAN.

     The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, bylaws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) materially increase the benefits accruing to participants under this Plan; (b) materially increase the number of shares of Common Stock that may be issued under this Plan; or (c) materially modify the requirements as to eligibility for participation in this Plan, unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (x) by law, (y) by the rules and regulations of, or any agreement with, the National Association of Securities Dealers, Inc. or (z) to make available to the optionee with respect to any Option granted under this Plan the benefits of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any similar or successor rule. In addition, this Plan may not be amended more than once every six months with respect to the plan provisions referred to in Rule 16b-3(c)(2)(ii)(A) under the 1934 Act other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board of Directors, all outstanding Options may be terminated.

     13.  WRITTEN AGREEMENT.

     Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

     14.  INDEMNIFICATION OF COMMITTEE AND BOARD OF DIRECTORS.

     The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

     15.  EFFECTIVE DATE OF AMENDED AND RESTATED PLAN.

     The amendment and restatement of this Plan shall become effective, subject to stockholder approval, on March 12, 1997. The amendment and restatement of this Plan, and all Options granted pursuant to the amendment and restatement of this Plan prior to stockholder approval, shall be void and of no further force and effect unless the amendment and restatement of this Plan shall have been approved by the requisite vote of the stockholders entitled to vote at a meeting of the stockholders of the Company called for such purpose prior to July 30, 1997. In the event such stockholder approval is not obtained, this Plan shall continue in existence with the terms and conditions in effect prior to the effective date of the amendment and restatement provided for hereby. No Option shall be granted pursuant to this Plan on or after September 30, 2003.

                                                                       EXHIBIT C

                          ARONEX PHARMACEUTICALS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN


     1.   PURPOSE.

          (a) The purpose of the Aronex Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Aronex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and its "Affiliates" (as defined in subparagraph 1(b)), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

          (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

          (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

          (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

     2.   ADMINISTRATION.

          (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration of the Plan to a committee, as provided in Subparagraph 2(c). Whether or not the Board has delegated administration of the Plan to a committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

          (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (i) to determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical);

              (ii) to designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan;

              (iii) to construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

              (iv) to amend the Plan as provided in paragraph 13; and

              (v) generally, to exercise such powers and to perform such acts as the Board deems necessary, or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration of the Plan is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administrative duties of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two hundred fifty thousand (250,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   GRANT OF RIGHTS; OFFERING.

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices) will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.   ELIGIBILITY.

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least 20 hours per week, and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that, each person who, during the course of an Offering first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering, which coincides with the day on which such person becomes an eligible employee occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

         (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

         (ii) the Offering Period for such right shall begin on its Offering Date and end simultaneously with the end of such Offering; and

         (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of an Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than 12 months after the Offering Date (the "Offering Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one "Purchase Date" (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

     (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

     (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's "Earnings" (as hereinafter defined) during the Offering Period. "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce, increase or begin such payroll deductions after the beginning of any Offering Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering Period.

     (b) At any time during an Offering Period, a participant may terminate his or her payroll deductions under the Plan and may withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

8.   EXERCISE.

     (a) On each Purchase Date, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering.

No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan in which the participant enrolled, unless (i) the participant withdraws from such next Offering under the Plan in which the participant is enrolled, (ii) such participant withdraws from such next Offering, as provided in subparagraph 7(b), or (iii) the participant is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase a whole share of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on a Purchase Date of any Offering hereunder the Plan is not so registered, no rights granted under such Offering shall be exercised on said Purchase Date and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Purchase Date shall not be delayed more than two (2) months and the Purchase Date shall in no event be more than 12 months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under such Offering shall be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where the amendment will:

        (i) increase the number of shares reserved for rights under the Plan;

        (ii) modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

        (iii) modify the Plan in any way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.  DESIGNATION OF BENEFICIARY.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to a purchase under the Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the end of an Offering.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2006. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

     16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

                                                                       EXHIBIT D


                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          ARONEX PHARMACEUTICALS, INC.


     Aronex Pharmaceuticals, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL") does hereby certify:

     FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

     ARTICLE IV of the Amended and Restated Certificate of Incorporation of Aronex Pharmaceuticals, Inc., a Delaware corporation, is hereby amended by deleting Section A, and inserting the following as Section A:

     A.   Classes of Stock

          The number of shares of all classes of capital stock that the Corporation shall be authorized to issue is 35,000,000 shares, divided into the following: (i) 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), and (ii) 30,000,000 shares of common stock, par value $.001 per share ("Common Stock")

     SECOND: That thereafter pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

     THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

     FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by James M. Chubb, its President, and attested by Terance A. Murnane, its Secretary, this _________ day of May, 1997.


                              ARONEX PHARMACEUTICALS, INC.



                              By:
                                  --------------------------------------
                                  James M. Chubb
                                  President

ATTEST:
        Terance A. Murnane
        Secretary

                          ARONEX PHARMACEUTICALS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            TO BE HELD MAY 14, 1997

     The undersigned hereby appoints James M. Chubb and Terance A. Murnane, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of the common stock of Aronex Pharmaceuticals, Inc. (the "Company") held of record by the undersigned on March 31, 1997 at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held on Wednesday, May 14, 1997, at 1:30 p.m., local time, in the Oak Room of The Woodlands Executive Conference Center, 2301 North Millbend Drive, The Woodlands, Texas, and any adjournment(s) thereof.

                    (TO BE DATED AND SIGNED ON REVERSE SIDE)

                                                                    WITHOLD
                                                          FOR      AUTHORITY
1. To elect two Class II directors of the Company         [ ]         [ ]
   each to serve until the Company's 2000 Annual
   Meeting of Stockholders or until their respective successors have been duly elected and qualified.

[INSTRUCTION: To withhold authority is vote for any individual nominee, write such name or names in the space provided below.]





_______________________________        Nominees:  Geoffrey F. Cox, Ph.D.
                                                  Gabriel Lopez-Berestein, M.D.


                                                      FOR   AGAINST  ABSTAIN

2. To vote upon a proposal to amend and restate       [ ]     [ ]      [ ]
   the Aronex Pharmaceuticals, Inc. Amended and
   Restated 1989 Stock Option Plan;

3. To vote upon a proposal to amend and restate       [ ]     [ ]      [ ]
   the Aronex Pharmaceuticals, Inc. Amended and
   Restated 1993 Non-Employee Director Stock
   Option Plan;

4. To vote upon a proposal to approve the Aronex      [ ]     [ ]      [ ]
   Pharmaceuticals, Inc. 1997 Employee Stock
   Purchase Plan;

5. To vote upon a proposal to amend the Company's     [ ]     [ ]      [ ]
   Restated Certificate of Incorporation,
   as amended;

6. To ratify and approve the appointment of Arthur    [ ]     [ ]      [ ]
   Andersen LLP as the Company's independent public accountants for its fiscal year ending
   December 31, 1997;and

7. To act upon such other business as may promptly    [ ]     [ ]      [ ]
   come before the meeting or any adjournments thereof.

  Only stockholders of record at the close of business on March 31, 1997 will be entitled to notice of and to vote at the Annual Meeting.

  It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. THEREFORE, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Annual Meeting, and wish to do so, you may revoke the Proxy and vote in person.



SIGNATURE                                           DATE
          ---------------------------------              --------------------

SIGNATURE                                           DATE
          ---------------------------------              --------------------
              Signature if held jointly

Note: Please execute this Proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.